EXHIBIT 99.1

One Franklin Parkway San Mateo, CA 94403-1906 tel 650/312.2000 franklintempleton.com

Contact:	Franklin Resources, Inc.
Investor Relations: Brian Sevilla (650) 312-4091
Corporate Communications: Lisa Gallegos (650) 312-3395
franklintempleton.com

FOR IMMEDIATE RELEASE

Franklin Resources, Inc. Announces Fourth Quarter Results

San Mateo, CA, October 25, 2007 - Franklin Resources, Inc. (Franklin Templeton Investments) (NYSE: BEN) today announced net income of $436.9 million, or $1.76 per share diluted, on revenues of $1,629.1 million for the quarter ended September 30, 2007. In the quarter ended June 30, 2007, net income was $468.4 million, or $1.86 per share diluted, on revenues of $1,639.8 million. For the quarter ended September 30, 2006, net income was $381.7 million, or $1.49 per share diluted, on revenues of $1,297.2 million.

Operating income for the quarter ended September 30, 2007 was $541.4 million, as compared to $519.0 million for the prior quarter and $427.1 million for the quarter ended September 30, 2006. The company’s non-operating income for the quarter ended September 30, 2007 included $86.0 million of investment and other income, net, as compared to $105.3 million in the prior quarter and $57.8 million for the quarter ended September 30, 2006.

Assets under management by the company’s subsidiaries were $645.9 billion at September 30, 2007, as compared to $624.0 billion at June 30, 2007 and $511.3 billion at September 30, 2006. Simple monthly average assets under management during the quarter ended September 30, 2007 were $627.3 billion, as compared to $605.5 billion in the preceding quarter and $500.4 billion in the same quarter a year ago. Equity assets comprised 60% of total assets under management at September 30, 2007 and June 30, 2007, as compared to 59% of total assets under management at September 30, 2006. Fixed-income assets comprised 21% of total assets under management at September 30, 2007 and June 30, 2007, as compared to 22% at September 30, 2006. Hybrid assets accounted for 18% of total assets under management at September 30, 2007, June 30, 2007 and September 30, 2006. Sales exceeded redemptions by $9.8 billion for the quarter ended September 30, 2007, as compared to $15.9 billion for the prior quarter and $2.4 billion for the comparable quarter a year ago.

Fiscal Fourth Quarter 2007 Highlights

Global Business Developments

•

Franklin Templeton Investments announced a strategic joint venture with Algebra Capital, an asset management firm in the Middle East/North Africa region, expanding the company’s local asset management capabilities.

•

Franklin Templeton Investments acquired a majority stake in Riva Financial Systems, the creator of the Riva Transfer Agent software solution suite. The transaction supports the company’s long-term goal of having an international transfer agent solution.

•

Franklin Templeton Investments launched four new SICAV (Sociétés d’Investissement à Capital Variable) funds: Franklin Natural Resources Fund, Templeton Global Absolute Return (USD) Fund, Franklin Strategic Income Fund and Templeton Global High Yield Fund.

•	Franklin Templeton Real Estate Advisors launched Franklin International Real Estate Fund (FIRE Fund 3), its fourth global private real estate fund in Australia.

•

Franklin Templeton Investments introduced Franklin Templeton VIP Founding Funds Allocation Fund as a new investment option for insurance companies to include in their variable annuity and variable life insurance products.

•	The annual Outlook and Opportunities Forum 2007, held in Toronto, Canada, was attended by over 2,300 investment advisors and clients.

•	In Canada, DALBAR ranked Franklin Templeton Investments #1 among broker-distributed firms for English and French call center services.

•	More than 850 Franklin Templeton employees from around the world participated in the first annual Involved Impact Days, a company sponsored event to encourage community involvement.

Lipper Performance Rankings of Franklin Templeton’s U.S.-Registered Long-Term Mutual Funds1,2

(See important footnotes in “Supplemental Information” section at the end of this release.)

FRANKLIN TEMPLETON 3,4

Lipper Quartile	Period Ended September 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	64%	68%	77%	92%

3rd & 4th	36%	32%	23%	8%

FRANKLIN TEMPLETON EQUITY 3,5

Lipper Quartile	Period Ended September 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	50%	55%	68%	88%

3rd & 4th	50%	45%	32%	12%

FRANKLIN TEMPLETON FIXED INCOME 3,6

Lipper Quartile	Period Ended September 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	98%	97%	98%	100%

3rd & 4th	2%	3%	2%	0%

FRANKLIN EQUITY 3,7

Lipper Quartile	Period Ended September 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	69%	80%	82%	83%

3rd & 4th	31%	20%	18%	17%

TEMPLETON EQUITY 3,8

Lipper Quartile	Period Ended September 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	26%	21%	71%	89%

3rd & 4th	74%	79%	29%	11%

MUTUAL SERIES EQUITY 3,9

Lipper Quartile	Period Ended September 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	50%	63%	20%	100%

3rd & 4th	50%	37%	80%	0%

FRANKLIN TEMPLETON TAXABLE FIXED INCOME 3,10

Lipper Quartile	Period Ended September 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	98%	88%	91%	98%

3rd & 4th	2%	12%	9%	2%

FRANKLIN TEMPLETON TAX-FREE FIXED INCOME 3,11

Lipper Quartile	Period Ended September 30, 2007
	1-Year	3-Year	5-Year	10-Year
	Assets (%)	Assets (%)	Assets (%)	Assets (%)
1st & 2nd	97%	100%	100%	100%

3rd & 4th	3%	0%	0%	0%

Performance quoted above represents past performance, which cannot predict or guarantee future results.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data and assets under management)	Three months ended September 30			Twelve months ended September 30
	2007	2006	% Change	2007	2006	% Change
Operating Revenues
Investment management fees	$963,316	$764,458	26%	$3,573,845	$2,963,927	21%
Underwriting and distribution fees	577,762	448,484	29%	2,277,698	1,756,000	30%
Shareholder servicing fees	71,035	64,365	10%	277,059	259,295	7%
Consolidated sponsored investment products income, net	2,506	2,123	18%	7,804	7,712	1%
Other, net	14,518	17,799	(18%)	69,363	63,792	9%

Total operating revenues	1,629,137	1,297,229	26%	6,205,769	5,050,726	23%

Operating Expenses
Underwriting and distribution	552,729	417,361	32%	2,160,631	1,641,401	32%
Compensation and benefits	285,631	243,906	17%	1,080,634	936,254	15%
Information systems, technology and occupancy	89,187	80,464	11%	317,938	302,341	5%
Advertising and promotion	56,128	48,684	15%	189,382	156,460	21%
Amortization of deferred sales commissions	45,935	34,242	34%	158,114	129,873	22%
Amortization of intangible assets	1,507	2,663	(43%)	10,526	14,022	(25%)
Intangible assets impairment	—	—	N/A	—	68,400	(100%)
Other	56,632	42,857	32%	220,997	168,594	31%

Total operating expenses	1,087,749	870,177	25%	4,138,222	3,417,345	21%

Operating income	541,388	427,052	27%	2,067,547	1,633,381	27%

Other Income (Expenses)
Consolidated sponsored investment products (losses) gains, net	(2,719)	14,170	N/A	57,670	33,624	72%
Investment and other income, net	86,034	57,757	49%	363,304	197,782	84%
Interest expense	(4,971)	(6,226)	(20%)	(23,220)	(29,221)	(21%)

Other income, net	78,344	65,701	19%	397,754	202,185	97%

Income before taxes on income	619,732	492,753	26%	2,465,301	1,835,566	34%
Taxes on income	182,824	111,084	65%	692,363	567,998	22%

Net income	$436,908	$381,669	14%	$1,772,938	$1,267,568	40%

Earnings per Share
Basic	$1.78	$1.51	18%	$7.11	$4.97	43%
Diluted	1.76	1.49	18%	7.03	4.86	45%
Dividends per share	$0.15	$0.12	25%	$0.60	$0.48	25%

Average Shares Outstanding (in thousands)
Basic	244,807	252,140	(3%)	249,197	255,234	(2%)
Diluted	247,869	255,429	(3%)	252,118	261,745	(4%)
Operating Margin [1]	33%	33%		33%	32%

Assets Under Management (in millions)
Beginning of period	$624,048	$490,134	27%	$511,330	$453,065	13%
Sales	52,627	30,470	73%	185,563	128,753	44%
Reinvested distributions	1,578	1,261	25%	20,696	13,928	49%
Redemptions	(42,832)	(28,075)	53%	(138,977)	(116,617)	19%
Distributions	(2,293)	(1,753)	31%	(25,912)	(17,279)	50%
(Dispositions) acquisitions [2]	—	—	N/A	(1,968)	242	N/A
Appreciation	12,761	19,293	(34%)	95,157	49,238	93%

End of period	$645,889	$511,330	26%	$645,889	$511,330	26%

Simple Monthly Average for Period	$627,327	$500,386	25%	$581,968	$482,384	21%

[1]	Operating margin: Operating income divided by total operating revenues.

2 The twelve months ended September 30, 2007 balance includes the divestiture of assets under management of a former subsidiary at October 1, 2006.

Franklin Resources, Inc.

Preliminary Condensed Consolidated Income Statements

Unaudited

(in thousands, except per share data, employees and billable shareholder accounts)	Three months ended
	30-Sep-07	30-Jun-07	% Change	31-Mar-07	31-Dec-06	30-Sep-06
Operating Revenues
Investment management fees	$963,316	$927,843	4%	$850,796	$831,890	$764,458
Underwriting and distribution fees	577,762	619,315	(7%)	570,848	509,773	448,484
Shareholder servicing fees	71,035	70,126	1%	68,333	67,565	64,365
Consolidated sponsored investment products income, net	2,506	3,134	(20%)	1,327	837	2,123
Other, net	14,518	19,393	(25%)	17,702	17,750	17,799

Total operating revenues	1,629,137	1,639,811	(1%)	1,509,006	1,427,815	1,297,229

Operating Expenses
Underwriting and distribution	552,729	595,905	(7%)	533,946	478,051	417,361
Compensation and benefits	285,631	275,516	4%	268,471	251,016	243,906
Information systems, technology and occupancy	89,187	79,735	12%	73,953	75,063	80,464
Advertising and promotion	56,128	52,358	7%	46,035	34,861	48,684
Amortization of deferred sales commissions	45,935	40,817	13%	37,615	33,747	34,242
Amortization of intangible assets	1,507	3,685	(59%)	2,666	2,668	2,663
Other	56,632	72,789	(22%)	47,237	44,339	42,857

Total operating expenses	1,087,749	1,120,805	(3%)	1,009,923	919,745	870,177

Operating income	541,388	519,006	4%	499,083	508,070	427,052

Other Income (Expenses)
Consolidated sponsored investment products (losses) gains, net	(2,719)	16,348	N/A	13,755	30,286	14,170
Investment and other income, net	86,034	105,304	(18%)	100,857	71,109	57,757
Interest expense	(4,971)	(6,137)	(19%)	(5,990)	(6,122)	(6,226)

Other income, net	78,344	115,515	(32%)	108,622	95,273	65,701

Income before taxes on income	619,732	634,521	(2%)	607,705	603,343	492,753
Taxes on income	182,824	166,157	10%	166,839	176,543	111,084

Net income	$436,908	$468,364	(7%)	$440,866	$426,800	$381,669

Earnings per Share
Basic	$1.78	$1.89	(6%)	$1.75	$1.69	$1.51
Diluted	1.76	1.86	(5%)	1.73	1.67	1.49
Dividends per share	$0.15	$0.15	—%	$0.15	$0.15	$0.12

Average Shares Outstanding (in thousands)

Basic	244,807	247,858	(1%)	251,763	252,400	252,140
Diluted	247,869	251,305	(1%)	255,160	255,547	255,429

Operating Margin[1]	33%	32%		33%	36%	33%

Employees	8,699	8,665	—%	8,337	8,211	7,982
Billable Shareholder Accounts (in millions)	20.4	21.0	(3%)	20.5	19.5	17.7

1 Operating margin: Operating income divided by total operating revenues.

Franklin Resources, Inc.

Summary Consolidated Balance Sheets

(in thousands)

	Preliminary Unaudited September 30, 2007	September 30, 2006
Assets
Current assets	$5,456,726	$4,969,601
Banking/finance assets	1,048,178	1,148,893
Non-current assets	3,438,346	3,381,365

Total assets	$9,943,250	$9,499,859

Liabilities and Stockholders’ Equity
Current liabilities	$1,435,643	$962,196
Banking/finance liabilities	752,005	908,387
Non-current liabilities	381,923	848,752

Total liabilities	2,569,571	2,719,335
Minority interest	41,404	95,796
Total stockholders’ equity	7,332,275	6,684,728

Total liabilities and stockholders’ equity	$9,943,250	$9,499,859

Ending Shares of Common Stock Outstanding	245,470	253,249

ASSETS UNDER MANAGEMENT BY INVESTMENT OBJECTIVE

(in billions)	Three months ended
	30-Sep-07	30-Jun-07	% Change	31-Mar-07	31-Dec-06	30-Sept-06
Equity
Global/international	$286.7	$274.4	4%	$248.7	$240.6	$217.6
Domestic (U.S.)	100.5	101.6	(1%)	95.1	91.0	84.4

Total equity	387.2	376.0	3%	343.8	331.6	302.0

Hybrid	117.2	112.7	4%	105.0	98.7	90.6

Fixed-Income
Tax-free	59.0	58.2	1%	57.3	56.6	55.6
Taxable:
Domestic (U.S.)	31.8	32.8	(3%)	33.0	32.4	32.4
Global/international	43.0	37.8	14%	31.0	27.3	24.4

Total fixed-income	133.8	128.8	4%	121.3	116.3	112.4

Money Market	7.7	6.5	18%	5.9	6.3	6.3

Total Ending Assets	$645.9	$624.0	4%	$576.0	$552.9	$511.3

Simple Monthly Average Assets	$627.3	$605.5	4%	$563.7	$533.1	$500.4

ASSETS UNDER MANAGEMENT AND FLOWS

(in billions)	Three months ended
	30-Sep-07	30-Jun-07	% Change	30-Sep-06	% Change
Beginning Assets Under Management	$624.0	$576.0	8%	$490.1	27%
U.S. retail assets [1]
Beginning assets	$366.5	$345.2	6%	$293.2	25%

Sales	17.8	21.7	(18%)	14.6	22%
Reinvested distributions	1.2	3.4	(65%)	1.0	20%
Redemptions	(16.0)	(14.0)	14%	(11.3)	42%
Distributions	(1.9)	(4.1)	(54%)	(1.5)	27%
Appreciation	2.1	14.3	(85%)	11.2	(81%)

Ending assets	$369.7	$366.5	1%	$307.2	20%

Other assets, including international and institutional
Beginning assets	$257.5	$230.8	12%	$196.9	31%

Sales	34.8	30.2	15%	15.9	119%
Reinvested distributions	0.4	0.5	(20%)	0.3	33%
Redemptions	(26.8)	(22.0)	22%	(16.8)	60%
Distributions	(0.4)	(0.6)	(33%)	(0.3)	33%
Appreciation	10.7	18.6	(42%)	8.1	32%

Ending assets	$276.2	$257.5	7%	$204.1	35%

Total Ending Assets	$645.9	$624.0	4%	$511.3	26%

Total Assets Under Management
Beginning assets	$624.0	$576.0	8%	$490.1	27%

Sales	52.6	51.9	1%	30.5	72%
Reinvested distributions	1.6	3.9	(59%)	1.3	23%
Redemptions	(42.8)	(36.0)	19%	(28.1)	52%
Distributions	(2.3)	(4.7)	(51%)	(1.8)	28%
Appreciation	12.8	32.9	(61%)	19.3	(34%)

Ending assets	$645.9	$624.0	4%	$511.3	26%

1 U.S. retail assets include institutional assets totaling approximately $40.6 billion that are invested in U.S. retail fund and annuity products. Total institutional and high net-worth assets at September 30, 2007 were approximately $200.2 billion, of which high net-worth assets comprised $11.5 billion.

ASSETS UNDER MANAGEMENT AND FLOWS BY INVESTMENT OBJECTIVE

(in billions)

	Three months ended
	30-Sep-07	30-Jun-07	30-Sep-06
Global/international equity
Beginning assets	$274.4	$248.7	$209.7

Sales	21.9	17.8	10.2
Reinvested distributions	0.1	1.1	0.1
Redemptions	(17.8)	(14.9)	(12.5)
Distributions	(0.1)	(1.2)	(0.1)
Appreciation	8.2	22.9	10.2

Ending assets	286.7	274.4	217.6

Domestic (U.S.) equity
Beginning assets	101.6	95.1	82.1

Sales	4.7	5.4	4.0
Reinvested distributions	—	1.0	—
Redemptions	(4.4)	(3.8)	(3.8)
Distributions	(0.1)	(1.0)	—
(Depreciation) appreciation	(1.3)	4.9	2.1

Ending assets	100.5	101.6	84.4

Hybrid
Beginning assets	112.7	105.0	84.6

Sales	4.7	7.0	4.5
Reinvested distributions	0.6	0.9	0.5
Redemptions	(2.9)	(3.1)	(2.1)
Distributions	(0.9)	(1.2)	(0.7)
Appreciation	3.0	4.1	3.8

Ending assets	117.2	112.7	90.6

Tax-free income
Beginning assets	58.2	57.3	54.1

Sales	2.2	3.3	1.7
Reinvested distributions	0.4	0.4	0.3
Redemptions	(1.8)	(1.8)	(1.6)
Distributions	(0.6)	(0.6)	(0.6)
Appreciation (depreciation)	0.6	(0.4)	1.7

Ending assets	59.0	58.2	55.6

Taxable fixed-income
Beginning assets	70.6	64.0	53.7

Sales	10.3	11.3	5.3
Reinvested distributions	0.4	0.4	0.3
Redemptions	(8.5)	(6.0)	(3.7)
Distributions	(0.5)	(0.6)	(0.3)
Appreciation	2.5	1.5	1.5

Ending assets	74.8	70.6	56.8

Money market
Beginning assets	6.5	5.9	5.9

Sales	8.8	7.1	4.7
Reinvested distributions	0.1	0.1	0.1
Redemptions	(7.4)	(6.4)	(4.4)
Distributions	(0.1)	(0.1)	(0.1)
(Depreciation) appreciation	(0.2)	(0.1)	0.1

Ending assets	7.7	6.5	6.3

Ending Assets Under Management	$645.9	$624.0	$511.3

Conference Call Information

President and Chief Executive Officer of Franklin Resources, Inc., Greg Johnson, and Executive Vice President, Chief Financial Officer and Treasurer, Ken Lewis, will lead a live conference call on Thursday, October 25, 2007 at 4:30 p.m. Eastern Time (1:30 p.m. Pacific Time) to discuss Franklin Resources’ fourth fiscal quarter 2007 financial results and answer analysts’ questions.

Access to the teleconference will be available via franklintempleton.com 10 minutes before the start of the call or by dialing (877) 480-6346 in the U.S. or (706) 645-0197 internationally.

A replay of the call will be archived on the “Our Company” page of franklintempleton.com through November 25, 2007. The replay can also be accessed by calling (800) 642-1687 in the U.S. or (706) 645-9291 internationally using access code 20243140, after 5:30 p.m. Eastern Time on October 25, 2007, through 11:59 p.m. Eastern Time on November 25, 2007.

Questions regarding the teleconference call should be directed to Franklin Resources, Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

Franklin Resources, Inc. [NYSE:BEN], is a global investment management organization operating as Franklin Templeton Investments. Franklin Templeton Investments provides global and domestic investment management solutions managed by its Franklin, Templeton, Mutual Series and Fiduciary Trust investment teams. The San Mateo, CA-based company has 60 years of investment experience and over $645 billion in assets under management as of September 30, 2007. For more information, please call 1-800/DIAL BEN® or visit franklintempleton.com.

Supplemental Information

Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other information, for any U.S.-registered Franklin Templeton Investments fund, investors should talk to their financial advisors or call Franklin/Templeton Distributors at 1-800/DIAL BEN® (1-800/342-5236). Please read the prospectus carefully before investing.

1.

Nothing in this section shall be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase or sale would be unlawful under the securities laws of such jurisdiction. Franklin/Templeton Distributors, Inc., One Franklin Parkway, San Mateo, CA, is the funds’ principal distributor and a wholly owned subsidiary of Franklin Resources, Inc.

2.

Lipper rankings for Franklin Templeton U.S.-registered funds are based on Class A shares. Performance returns, ratings and rankings for other classes may vary. Franklin Templeton funds are compared against a universe of all share classes.

3.

Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 145 peer groups of U.S. retail mutual funds, and the groups vary in size from 4 to 973 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered.

4.

Source: Lipper® Inc., 09/30/07. Of the eligible Franklin Templeton long-term mutual funds tracked by Lipper, 54, 47, 47 and 48 funds ranked in the top quartile and 26, 20, 18 and 16 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

5.

Source: Lipper® Inc., 09/30/07. Of the eligible Franklin Templeton equity mutual funds tracked by Lipper, 20, 15, 11 and 14 funds ranked in the top quartile and 14, 11, 12 and 10 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

6.

Source: Lipper® Inc., 09/30/07. Of the eligible Franklin Templeton non-money market fixed income mutual funds tracked by Lipper, 34, 32, 36 and 34 funds ranked in the top quartile and 12, 9, 6 and 6 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

7.

Source: Lipper® Inc., 09/30/07. Of the eligible Franklin equity mutual funds tracked by Lipper, 16, 11, 8 and 7 funds ranked in the top quartile and 7, 6, 8 and 7 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

8.

Source: Lipper® Inc., 09/30/07. Of the eligible Templeton equity mutual funds tracked by Lipper, 4, 3, 2 and 2 funds ranked in the top quartile and 3, 0, 2 and 2 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

9.

Source: Lipper® Inc., 09/30/07. Of the eligible Mutual Series equity mutual funds tracked by Lipper, 0, 1, 1 and 5 funds ranked in the top quartile and 4, 5, 2 and 1 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

10.

Source: Lipper® Inc., 09/30/07. Of the eligible Franklin Templeton non-money market taxable fixed income mutual funds tracked by Lipper, 7, 3, 5 and 3 funds ranked in the top quartile and 4, 4, 4 and 4 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

11.

Source: Lipper® Inc., 09/30/07. Of the eligible Franklin Templeton non-money market tax-free fixed income mutual funds tracked by Lipper, 27, 29, 31 and 31 funds ranked in the top quartile and 8, 5, 2 and 2 funds ranked in the second quartile, for the one-, three-, five- and 10-year periods, respectively, for their respective Lipper peer groups.

Forward-Looking Statements:

The financial results in this press release are preliminary. Statements in this press release regarding Franklin Resources, Inc., which are not historical facts, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause the actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-looking statements. These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on Form 10-K for the fiscal year ended September 30, 2006, and Franklin’s subsequent Form 10-Q filings.

•	We are subject to extensive and often complex, overlapping and frequently changing regulation domestically and abroad.

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Regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results.

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Our ability to maintain the beneficial tax treatment we anticipate with respect to foreign earnings we have repatriated is based on current interpretations of the American Jobs Creation Act of 2004 (the “Jobs Act”) and timely and permitted use of such amounts in accordance with our domestic reinvestment plan and the Jobs Act.

•	Any significant limitation or failure of our software applications and other technology systems that are critical to our operations could constrain our operations.

•	We face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous foreign countries.

•	We depend on key personnel and our financial performance could be negatively affected by the loss of their services.

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Strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income.

•	Changes in the distribution channels on which we depend could reduce our revenues and hinder our growth.

•	The amount and mix of our assets under management are subject to significant fluctuations and could negatively impact our revenues and income.

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Our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas.

•	Poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income.

•	We could suffer losses in earnings or revenue if our reputation is harmed.

•	Our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation.

•	Our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations.

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Our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm or legal liability.

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Certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to market-specific political, economic or other risks, any of which may negatively impact our revenues and income.

•	Our revenues, earnings and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds we advise.

•	Diverse and strong competition limits the interest rates that we can charge on consumer loans.

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Civil litigation arising out of or relating to previously settled governmental investigations or other matters, governmental or regulatory investigations and/or examinations and the legal risks associated with our business could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results.

•	Our ability to meet cash needs depends upon certain factors, including our asset value, credit worthiness and the market value of our stock.

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